SUPPLEMENT NO. 2

dated August 25, 2005 to the

Statement of Additional Information (SAI) dated May 1, 2005

for the TIAA Separate Account VA-1

The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

The portfolio management team for the Stock Index Account is adding a new portfolio manager to the manager that is currently listed in the May 1, 2005 Prospectus and Statement of Additional Information. Anne Sapp will remain as a member of the portfolio management team primarily responsible for the day-to-day management of the Stock Index Account. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management team of that Account.

The following information replaces the portfolio manager chart for the Account included in the May 1, 2005 SAI. Information in the chart is stated as of May 31, 2005.

Stock Index Account

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Anne Sapp, CFA	18	0	$20,301	$0	$0
Philip James (Jim) Campagna, CFA	18	0	$20,301	$0	$0

A11054 08/05